Exhibit 10.2

AMENDMENT NO. 1 TO THE

AMENDED AND RESTATED ADVISORY AGREEMENT

This AMENDMENT NO. 1 TO THE AMENDED AND RESTATED ADVISORY AGREEMENT (this “Amendment”), dated as of the 7th day of August, 2024, is by and among BGO Industrial Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), BGO IREIT Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”), and BentallGreenOak (U.S.) Limited Partnership, a Delaware limited partnership (the “Adviser”).

W I T N E S S E T H

WHEREAS, the Company, the Operating Partnership and the Adviser entered into that certain Amended and Restated Advisory Agreement, dated September 7, 2023 (the “Agreement”), whereby the Adviser agreed to provide certain advisory services to the Company and the Operating Partnership as more specifically provided therein; and

WHEREAS, as set forth in Section 22(b) of the Agreement, the parties wish to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties agree as follows:

1.	DEFINITIONS; REFERENCES.

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. Each reference to “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall, after the date hereof, refer to the Agreement as amended hereby.

2.	AMENDMENT TO THE AGREEMENT.

(a) Section 11(f) of the Agreement is hereby deleted and replaced in its entirety with the following:

“(f) Notwithstanding the foregoing, the Adviser shall pay for all Organization and Offering Expenses (other than Selling Commissions and Stockholder Servicing Fees) incurred prior to the first anniversary of the Commencement Date. All Organization and Offering Expenses (other than Selling Commissions and Stockholder Servicing Fees) paid by the Adviser pursuant to this Section 11(f) shall be reimbursed by the Company to the Adviser in 60 equal monthly installments commencing on July 7, 2025, the second anniversary of the Commencement Date.”

(b) Section 11(g) of the Agreement is hereby added immediately after Section 11(f) of the Agreement:

“(g) Notwithstanding anything herein to the contrary, the Adviser may pay for certain of the costs and expenses of the Company contemplated by Section 11(c) above (excluding Organization and Offering Expenses) incurred prior to the first anniversary of the Commencement Date. Subject to Section 13, all such expenses paid by the Adviser pursuant to this Section 11(g) shall be reimbursed by the Company to the Adviser in 60 equal monthly installments commencing on July 7, 2025, the second anniversary of the Commencement Date.”

3.	ENTIRE AGREEMENT.

Except as amended by this Amendment, the Agreement remains unaltered and in full force and effect. The Agreement, as amended by this Amendment, embodies the entire understanding of the parties, supersedes any prior agreements or understandings with respect to the subject matter hereof, and cannot be altered, amended, supplemented, or abridged, or any provisions waived except by the written consent of the parties.

4.	COUNTERPARTS.

This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signatures on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Advisory Agreement as of the date first written above.

BGO INDUSTRIAL REAL ESTATE INCOME TRUST, INC.

By:	/s/ Michael Glimcher
	Name:	Michael Glimcher
	Title:	Chief Executive Officer and President

BGO IREIT OPERATING PARTNERSHIP LP

By:	BGO Industrial Real Estate Income Trust, Inc., its general partner

By:	/s/ Michael Glimcher
	Name:	Michael Glimcher
	Title:	Chief Executive Officer and President

BENTALLGREENOAK (U.S.) LIMITED PARTNERSHIP

By:	/s/ Karam Kalsi
	Name:	Karam Kalsi
	Title:	Co-Chief Executive Officer

By:	/s/ Andrew Yoon
	Name:	Andrew Yoon
	Title:	Chief Operating Officer